UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2017 bebe stores, inc.

(Exact Name of Registrant as Specified in Charter)

California	0-24395	94-2450490
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
400 Valley Drive Brisbane, California		94005
(Address of Principal Executive Offices)		(Zip Code)

(415) 715-3900

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On December 8, 2017, bebe stores, inc. (the “Company”) notified the NASDAQ Capital Market (“NASDAQ”) of its intention to file a Form 25 (“Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934”) with the Securities and Exchange Commission on December 18, 2017. The purpose of the Form 25 filing is to effect the delisting from NASDAQ of the Company’s outstanding common shares, par value $0.001 per share (the “Stock”), and the deregistration of the Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended. The Company expects that the Form 25 filing will become effective on December 28, 2017.

Item 8.01	Other Events

The Company issued a press release regarding its voluntary delisting from NASDAQ, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated December 8, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

bebe stores, inc.

Date: December 8, 2017	By:	/s/ Walter Parks
Walter Parks, President, Chief Operating Officer and Chief Financial Officer